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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 APRIL 10, 2000


                          BEACON CAPITAL PARTNERS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

        MARYLAND                           000-24905                 04-3403281
----------------------------       ------------------------     -------------------
(State or other jurisdiction       (Commission file number)        (IRS employer
     of incorporation)                                          identification no.)


           ONE FEDERAL STREET, 26TH FLOOR, BOSTON, MASSACHUSETTS 02110
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (617) 457-0400
                                                           --------------
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                           FORWARD-LOOKING STATEMENTS

         Certain matters discussed in this Current Report on Form 8-K, including
Exhibit 99.1 attached hereto, may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The words "believe," "expect," "anticipate," "intend," "estimate" and other expressions, which are predictions of or indicate future events and trends and which do not relate to historical matters, identify forward-looking statements. Our actual results could differ materially from those set forth in the forward-looking statements, particularly with respect to the consummation of transactions or loan agreements on acceptable terms, potential rent increases relating to expiring leases, receipt of revenues generated by properties, successful completion of development, the outcome of an appeal relating to a zoning variance, results of operations and cash flows, the timing and magnitude of returns of capital to investors, future investment strategies and the performance of securities held for investment. Certain factors that might cause such differences include the following: real estate investment considerations, such as the effect of economic and other conditions in the market on cash flows and values; the ability to negotiate transactions or loan agreements on acceptable terms and the timing of the actual closing of any transactions or loan agreements; the need and ability to renew leases or relet space upon the expiration of current leases; supply and demand for office, laboratory, industrial, retail and residential properties in our current and proposed market areas; fluctuations in occupancy rates in office, laboratory, industrial, retail and residential properties; changes in market rents in current and proposed market areas; changes in proposed business strategies or development plans including the sale, construction, improvement or acquisition of properties; inability to achieve projected profitability levels; variations in quarterly operating results; fluctuations in the value of securities held for investment based upon the performance of the underlying business and those risks and uncertainties contained elsewhere in this report and under the heading "Risk Factors" in our 1999 Annual Report on Form 10-K as filed with the Securities and Exchange Commission on March 30, 2000 as subsequently amended.

ITEM 5 - OTHER EVENTS

         Beacon Capital Partners, Inc. (the "Company") issued a Letter from the Chairman of the Board and the President (the "Letter") to its stockholders on April 10, 2000 enclosing its 1999 Annual Report on Form 10-K and providing an update on the highlights of the Company's progress over the last twelve months. A copy of the Company's Letter is attached hereto and incorporated herein in its entirety.


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ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

         Exhibit 99.1 - Letter Furnished to Security Holders


                                        3

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BEACON CAPITAL PARTNERS, INC.



Date: April 12, 2000                By: /s/ Randy J. Parker
                                        --------------------------------
                                         Randy J. Parker
                                         Senior Vice President and
                                           Chief Financial Officer


                                        4
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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

Exhibit 99.1   -      Letter Furnished to Security Holders